UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2006

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:

(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(c)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 7, 2006, Occidental Petroleum Corporation announced that James M. Lienert, age 53, had been appointed, effective immediately, to the position of Executive Vice President, Finance and Planning, reporting to Steve Chazen, Senior Executive Vice President and Chief Financial Officer. Mr. Lienert most recently served as President of Occidental's subsidiary Occidental Chemical Corporation (OxyChem), a position he has held since March 2004. He served as Senior Vice President of OxyChem's chlor-alkali business from 2000 to 2002 and its vinyls businesses from 2002-2004, as well as Vice President of Finance of Occidental's subsidiary, Oxy Services, Inc. from 1998 to 2000. Mr. Lienert began his OxyChem career in 1974. The full text of the press release announcing the appointment is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: February 7, 2006	/s/ Jim A. Leonard
Jim A. Leonard, Vice President and Controller (Principal Accounting and Duly Authorized Officer)

EXHIBIT INDEX

99.1	Press release dated February 7, 2006.